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                                                                    EXHIBIT 10.8

SUMMARY OF INSURANCE

                                      for

                               ARIS CORPORATION
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     Account Executives:  William E. (Ned) Sander      (206)447-3828
                          Bob Weller                   (206)447-3818

     Account Administrator:  Jean M. Mercliff          (206)447-0500

                    Claims:  Rosie Dore                (206)447-5687
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     POLICY TERM:  11/22/96 to 01/01/98  Package
                   11/22/96 to 01/01/98 Non-Washington Workers Compensation 11/22/96 to 01/01/98 International Extensions
                   10/03/96 to 01/01/98  Fiduciary Liability

     Account Administrator:  Jean M. Mercliff          (206)447-0500

                    Claims:  Rosie Dore                (206)447-5687
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     POLICY TERM:  11/22/96 to 01/01/98  Package
                   11/22/96 to 01/01/98 Non-Washington Workers Compensation 11/22/96 to 01/01/98 International Extensions
                   10/03/96 to 01/01/98  Fiduciary Liability
                   01/01/97 to 01/01/98  Employment Practices Liability


     The general descriptions contained herein of proposed insurance coverages do not amend, alter, or replace the terms, conditions, exclusions and other provisions of the policies which would be issued to you, or which may be required by applicable laws, regulations, rating rules or plans. In addition, placement of proposed coverages is 11/22/96 to 01/01/98 International Extensions
     10/03/96 to 01/01/98  Fiduciary Liability
     01/01/97 to 01/01/98  Employment Practices Liability

     The general descriptions contained herein of proposed insurance coverages do not amend, alter, or replace the terms, conditions, exclusions and other provisions of the policies which would be issued to you, or which may be required by applicable laws, regulations, rating rules or plans. In addition, placement of proposed coverages is contingent upon receipt of necessary applications, claims data, your authorization to bind and underwriters acceptance and confirmation of its binding of the requested coverages.

                      Date Prepared:   date(MDY,T, ,',')

     you, or which may be required by applicable laws, regulations, rating rules or plans. In addition, placement of proposed coverages is contingent upon receipt of necessary applications, claims data, your authorization to bind and underwriters acceptance and confirmation of its binding of the requested coverages.

                      Date Prepared:   date(MDY,T, ,',')


                             CHANGES IN EXPOSURES

     PLEASE NOTE that the insurance policies summarized herein do not usually contain automatic coverage for all entities, properties, operations, etc.

     We request that you notify us of changes.

     Some examples could pertain to:

     1.   Changes in organizational structure:

     Incorporation, merger, acquisition, partnerships, new subsidiaries, business name changes.

     2.   Changes in business operation:

     Products, services, markets, territories, operating procedures, distribution, advertising.

     Some examples could pertain to:

     1.   Changes in organizational structure:

     Incorporation, merger, acquisition, partnerships, new subsidiaries, business name changes.

     2.   Changes in business operation:

     Products, services, markets, territories, operating procedures, distribution, advertising.

     3.   Change in projects and forecasts:

     Sales, revenues, payrolls, cash flows, borrowing.

     4.   Acquisition/lease/rental/use of the following:

     Real estate, equipment, vehicles, aircraft, watercraft,
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     mobile equipment.

     Products, services, markets, territories, operating procedures, distribution, advertising.

     3.   Change in projects and forecasts:

     Sales, revenues, payrolls, cash flows, borrowing.

     4.   Acquisition/lease/rental/use of the following:

     Real estate, equipment, vehicles, aircraft, watercraft, mobile equipment.

     5.   Significant fluctuations in:

     Inventory, transportation, cash, accounts receivable.

     6.   Written or informal agreements with:

     Contractors, labor agreements suppliers, customers, others.

     Real estate, equipment, vehicles, aircraft, watercraft, mobile equipment.

     5.   Significant fluctuations in:

     Inventory, transportation, cash, accounts receivable.

     6.   Written or informal agreements with:

     Contractors, labor agreements suppliers, customers, others.

     A Potential claim (or Loss) would not represent a "change" but we emphasize the importance of promptly reporting all claims, including the reporting of incidents that may result in a claim.

     If you are in doubt, a few minutes of telephone discussion can be time well spent of each of us.

     Contractors, labor agreements suppliers, customers, others.

     A Potential claim (or Loss) would not represent a "change" but we emphasize the importance of promptly reporting all claims, including the reporting of incidents that may result in a claim.

     If you are in doubt, a few minutes of telephone discussion can be time well spent of each of us.

                           LOSS REPORTING PROCEDURES
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     1.   In the event of physical damage to, or loss of, your property:

     a. Notify Acordia/Pettit-Morry Company immediately, regardless of the extent of the damage.

     b. Take all necessary steps to stop further damage to the property from any cause.

     2.   In the event of damage to property of third parties or bodily

     1.   In the event of physical damage to, or loss of, your property:

     a. Notify Acordia/Pettit-Morry Company immediately, regardless of the extent of the damage.

     b. Take all necessary steps to stop further damage to the property from any cause.

     2. In the event of damage to property of third parties or bodily injury to third parties:

     a. Notify Acordia/Pettit-Morry immediately of any accident or occurrence (by phone if bodily injury is possibly involved).

     b.   Obtain names and addresses of any witnesses.

     c.   Take reasonable steps to prevent further damage or injury from

     2. In the event of damage to property of third parties or bodily injury to third parties:

     a. Notify Acordia/Pettit-Morry immediately of any accident or occurrence (by phone if bodily injury is possibly involved).

     b.   Obtain names and addresses of any witnesses.

     c. Take reasonable steps to prevent further damage or injury from the same cause.

          ARIS CORPORATION
          6720 Fort Dent Way, Suite 250
          Seattle, Washington  98188

     Locations:  See attached schedule.

            * * * * * * * * * * * * * * * * * * * * * * * * * * * *

PACKAGE POLICY
Fidelity & Guaranty Insurance Company
Policy No.:  1MP301203485
Term:  11/22/96 to 1/1/98

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                        PROPERTY

Limits of Insurance:    $2,668,500  Blanket Personal Property and
                        Electronic Data Processing Equipment

               $689,000  Blanket Business Income/Extra Expense

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                        PROPERTY

Limits of Insurance:    $2,668,500  Blanket Personal Property and
                        Electronic Data Processing Equipment

               $689,000  Blanket Business Income/Extra Expense

Coverage Extensions:    $250,000  Property at Temporary/Unnamed
                        Locations

                        $100,000  Personal Property in Transit
                        $100,000  Valuable Papers

Deductible:             $1,000
Valuation:              Replacement Cost

Coverage:               Risks of Direct Physical Loss, subject to policy
                        conditions and exclusions. Earthquake, Flood and Mechanical Breakdown are covered perils for all Electronic Data Processing Equipment

ARIS CORPORATION


LOCATION SCHEDULE:
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     1)   6720 Fort Dent Way, Suite 150, Seattle, WA 98188

     2)   6720 Fort Dent Way, Suite 250, Seattle, WA 98188

     3)   6840 Fort Dent Way, Suite 125, Seattle, WA 98188


     1)   6720 Fort Dent Way, Suite 250, Seattle, WA 98188

     2)   6720 Fort Dent Way, Suite 125, Seattle, WA 98188

     3)   6840 Fort 6th Avenue NE, Suite 200, Bellevue, WA 98004

     4)   1417 112th Avenue N.E., Suite B101, Bellevue, WA 98004

     5)   1750 11W Greenbrier Parkway, Bldg A-1, Beaverton, OR 97006

     6)   15201 N

     7)   717 17th St., Suite 1510, Denver, CO 80202

     8)   1355 S. Colorado Blvd., Suite 606, Denver, CO 80222

     9)   5430 LBJ Freeway, Suite 950, Dallas, TX 97240

     10)  3040 Williams Dr., Suite 100, Fairfax, VA 22030

     11)  9887 4th St. N., Suite 307, St Petersburg, FL 33702


                               ARIS CORPORATION

     NAMED INSUREDS:

          ARIS Corporation
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     ARIS UK, LTD.

     ARIS Software Co.

     NOETIX Corp.
     ARIS/Oxford Computer Group

CRIME
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Limits of Insurance:    $150,000  Blanket Employee Dishonesty

                         $10,000  Check Forgery

Extensions:             401(K) Endorsement

Deductible:             $1,000

GENERAL LIABILITY
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Limits of Insurance:    $2,000,000  General Aggregate (Other than
                                    Products/Completed Operations)
                        $2,000,000  Products/Completed Operations
                                    Aggregate
                        $1,000,000  Personal and Advertising Injury
                        $1,000,000  Each Occurrence
                        $   50,000  Fire Damage
                        $    5,000  Medical Expenses

Coverage:               Occurrence Form with no deductible applying.

Extensions:                         Employee Benefits Liability
                        $3,000,000  Aggregate
                        $1,000,000  Each Occurrence
                        $    1,000  Deductible (per claim)

                 Claims-Made Policy; Retroactive Date 11/22/95

                                    Employers' Liability (Stop Gap)
                        $1,000,000  Each Employee, Each Disease

ERRORS AND OMISSIONS LIABILITY
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Limits of Insurance:    $1,000,000  Per Occurrence
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                        $1,000,000  Yearly Aggregate

               Defense costs are inside the limits of insurance.


Deductible:             $  100,000  Each Claim

Coverage:               Claims-made form with a retroactive date
                        of 11/22/95.

BUSINESS AUTO
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Limits of Insurance:    $1,000,000  Combined Single Limit Bodily Injury
                                    and Property Damage Liability.
                        $1,000,000  Underinsured Motorists
                        $    5,000  Medical Payments (per person)

Deductibles:            $      500  Comprehensive
(Physical Damage)       $      500  Collision



Coverage:               Comprehensive Form including Non-Owned and Hired
                        or Borrowed Liability.


Vehicles:               1) 1995 BMW 740 Sedan          S#WBAGF63285DH00535
                        2) 1996 Saab 900SE             S#YS3DF78N0T005454
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UMBRELLA LIABILITY
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Limits of Insurance:    $2,000,000  Annual Aggregate Limit

                        $2,000,000  Each Occurrence Limit

Self-Insured
Retention:              $   10,000


Excess of:              $2,000,000  General Aggregate
                                    (Other than Products)
                        $2,000,000  Products-Completed Operations
                                    Aggregate
                        $1,000,000  Each Occurrence
                        $2,000,000  Each Occurrence Limit

Self-Insured
Retention:              $   10,000

Excess of:              $2,000,000  General Aggregate
                                    (Other than Products)

INTERNATIONAL EXTENSIONS
U.S.F. & G Insurance Company
Policy No.:  9MP1410558930
Term: 11/22/96 to 1/1/98

                * * * * * * * * * * * * * * * * * * * * * * * *

Limits of Insurance:    $1,000,000  Foreign General Liability

                        $1,000,000  Foreign "Difference In Conditions"
                                    Automobile Liability

                        $1,000,000  Foreign Voluntary Worker's
                                    Compensation

                        $  250,000  Repatriation Expense Sublimit

Deductible:             $ Nil


Coverage:               Blanket Insurance coverage for incidental
                        International Operations

FIDUCIARY LIABILITY
Federal Insurance Company
Policy No.:  81463022
Term: 10/3/96 to 1/1/98

               * * * * * * * * * * * * * * * * * * * * * * * * *

Named Insureds:         1)  Aris Corporation
                        2)  Applied Relational Information Systems, Inc.
                            401(k) Profit Sharing Plan
                        3)  Any "Benefit Programs" sponsored, operated,
                            maintained, or administered by the "Sponsor
                            Organization" for the Benefit of the "Sponsor
                            Organization" located anywhere in the World.

Limits of Insurance:    $1,500,000  Each Occurrence

Named Insureds:         1)   Aris Corporation
                        2)   Applied Relational Information Systems, Inc.
                             401(k) Profit Sharing Plan
                        3)   Any "Benefit Programs" sponsored, operated,
                             maintained, or administered by the "Sponsor
                             Organization" for the Benefit of the "Sponsor
                             Organization" located anywhere in the World.


Limits of Insurance:    $1,500,000  Each Occurrence

                        $1,500,000  Each Policy Year

Deductible:             $ Nil

                            or Officer of the Corporation stee, Director,
                        4)  Any Fiduciary Named in the Declarations of

Notes:                      Claims Made Coverage with a
                            RETRO DATE of 10/3/96

OUT-OF-STATE WORKER'S COMPENSATION:
Zurich-American Ins. Group
Rated A++ "Superior" by A.M. Best
Policy No. WC2268368 (other than California)
Policy No. WC2270352 (California)
Term:  11/22/96 to 1/1/98

              * * * * * * * * * * * * * * * * * * * * * * * * * *

 Named Insured:         ARIS CORPORATION

 Employees:             98

 Payroll:               6,574,685

 Coverage:              Statutory Worker's Compensation Insurance and
                        Employer's Liability Insurance.

 States Covered:        California, Colorado, Florida, Georgia,
                        Massachusetts, Missouri, New York, North
                        Carolina, Oregon, Texas, Utah, Virginia, Texas &
                        Alaska

                        Item 3C - Other States Coverage applies to all states except monopolistic states (Maine, Nevada, North Dakota, Ohio, Washington, West Virginia,
                        & Wyoming).


Limits:                 Statutory Requirements

                        Employers Liability (Stop Gap)
                        $  100,000     Bod. Inj. by Accident
                        $  500,000     Bod. Inj. by Disease, Policy Limit
                        $  100,000     Bod. Inj. by Disease, Ea. Employee

 Audit Period:          Annual audit.



EMPLOYMENT PRACTICES LIABILITY INSURANCE
Federal Insurance Company
Policy No. 81463022
Term: 1/1/97 to 1/1/98

                   * * * * * * * * * * * * * * * * * * * * *

Limits of Insurance:    $2,000,000  Each Loss
                        $2,000,000  Aggregate Limit (Each Policy Period)

Deductible:             $   50,000  Per Claim

Coverage:               Insurance shall pay on behalf of the insured all
                        Settlements, Judgements and Defense costs that Settlements, Judgements and Defense costs that the Insured is obligated to pay due to actual or alleged
                        Wrongful Employment Acts committed by the insured during or prior to the policy period. Defense costs are within the limits.

                        Defense (Outside Counsel):

                        a. Davis, Wright, Tremaine

                        b. Williams, Kastner & Gibbs


                        Insureds:

                        a. ARIS Corporation and its Subsidiaries

                        b. Any past, present or future director, officer or
                           employee of the organization

Extensions:
                         Pay on behalf coverage
                         Full prior acts coverage
                         Mental Anguish/Emotional Distress coverage
                         Severability of coverage
                         Worldwide coverage territory

Exclusions:              Loss of Property or Use
                         Intentional/Fraudulent Acts
                         ERISA violations
                         OSHA violations
                         Pending or Prior Litigation
PREMIUM SUMMARY
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  Package

   Property                                $  8,439

   Crime                                        490

   General Liability                          9,041

   Errors & Omissions Liability              19,385

   Business Auto                              4,348

   Umbrella Liability                        13,290

   International Extensions                   2,857

   Fiduciary Liability                        1,945

   Non-Washington Workers Compensation       46,425

   Employment Practices Liability            17,550

      Total                                $123,770

SOME POSSIBLE EXPOSURES TO LOSS NOT PRESENTLY INSURED (MOST OF THE FOLLOWING MAY BE PROTECTED FOR AN ADDITIONAL PREMIUM).

AIRCRAFT
      - Owned and Nonowned

AUTOMOBILE
      - Drive Other Car Liability
      - Hired Automobile Physical Damage

BOILER AND MACHINERY
CRIME - Boiler & Machinery y Business Income
      - Kidnap and Ransom
      - Robbery and Safe Burglary

EMPLOYEE BENEFITS
      - Accident and Health
      - Disability
      - Travel Accident
      - Life Insurance

INLAND MARINE
      - Bailee's Customer's Goods
      - Cargo Loss of Market/Loss of Use
      - Exhibition Floater
      - Fine Arts
      - Installation Floater
      - Mobile Equipment
      - Mobile Phones
      - Registered Mail
      - Salesperson's Samples
      - Signs
      - Signs

SOME POSSIBLE EXPOSURES TO LOSS NOT PRESENTLY INSURED

LIABILITY
      - Joint Ventures
      - Pollution/Contamination
      - Products Recall
      - Punitive Damages Liability
      - Waiver of Subrogation Endorsement
      - Watercraft Liability

      - Wrongful Witholding
      - Wrongful Acts of Management
      - Lateral Hire Professional Liability
      - Outside Board Wrongful Acts
      - Buy/Sell Agreement
      - Disability
      - Disability
      - Estate Planning
      - Executive Bonus Plan
      - Group
      - Keyman
      - Retirement
      - Travel Accident

PROPERTY
      - Contingent Business Income
      - Earthquake and Flood (Earthquake Sprinkler Leakage is covered)
      - Extended Period of Indemnity of Business Income
      - Off-Premises Power Failure Business Interruption
      - Peak Season Endorsement
      - Pollution/Contamination - Property
      - Waiver of  Subrogation  Endorsement